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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 17, 2004
                                                             -----------------

                       EXCHANGE NATIONAL BANCSHARES, INC.
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             (Exact name of Registrant as specified in its charter)

Missouri                                  0-23636                43-1626350
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(State or other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation)                                              Identification No.)




132 East High Street, Jefferson City, Missouri                     65101
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 17, 2004, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 18 cents per share, payable January 1, 2005 to shareholders of record at the close of business on December 15, 2004. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)      Exhibits

   Exhibit No.         Description
   ----------          -----------

   Exhibit 99 Exchange National Bancshares, Inc. press release dated November 17, 2004

                                      * * *


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EXCHANGE NATIONAL BANCSHARES, INC.


Date: November 17, 2004
                                             By:   /s/ James E. Smith
                                                  ----------------------------
                                                  James E. Smith
                                                  Chairman and CEO


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                                  EXHIBIT INDEX


   Exhibit No.         Description
   ----------          -----------

   Exhibit 99 Exchange National Bancshares, Inc. press release dated November 17, 2004.


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